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                                                              EXHIBIT 10.18


                               GUARANTY AGREEMENT
                        FIRSTCITY FINANCIAL CORPORATION

         This GUARANTY AGREEMENT (this "AGREEMENT"), is made as of September 25, 1997 by FirstCity Financial Corporation, a corporation incorporated under the laws of Delaware (the "GUARANTOR"), in favor of Bank of Scotland ("BANK").

                                    RECITALS


         A. J-Hawk International Corporation ("BORROWER") has requested Lender to make advances to Borrower pursuant to a revolving credit facility to be funded in French Francs, the maximum principal amount of which shall be 60,000,000 French Francs (the "LOAN").


         B. To evidence and secure the Loan, Borrower has executed and delivered to Bank that certain Loan Agreement dated even date herewith (said agreement, as such agreement may be extended, amended, restated, modified, supplemented or replaced, the "LOAN AGREEMENT"). The Loan is further evidenced by a promissory note dated even date herewith having a maximum principal amount of 60,000,000 French Francs (said note, together with any amendments, restatements, modifications, supplements, replacements or extensions thereof and any notes issued in substitution or exchange therefor, being hereinafter collectively referred to as the "NOTE"). The Note, and the Loan Agreement, together with all other documents, agreements, instruments, notes, loan agreements, security agreements, assignments, certificates, indemnifications, guarantees, pledges, consents, contracts, notices, financing statements, hypothecation agreements, collateral assignments, assignments, mortgages and chattel mortgages given to evidence or secure the indebtedness evidenced by the Note and all other written matter and all amendments, modifications, supplements, extensions and restatements thereof and thereto, or delivered in substitution therefor or in lieu thereof, whether heretofore, now or hereafter executed by or on behalf of Borrower, Guarantor, any one or more of them, or any other person or entity, delivered to Bank or any participant with respect to the Loan are collectively referred to herein as the "LOAN DOCUMENTS." All terms defined in the Loan Agreement and used herein without definition shall have the meanings provided therefor in the Loan Agreement, except where the context otherwise requires.


         C. It is a condition precedent to Lender's obligation to make the Loan that Guarantor enter into this guaranty of payment and performance of all obligations and liabilities of Borrower to Bank under the Loan Documents.

         D. Guarantor is the sole shareholder of J-Hawk Corporation, a Texas corporation, which is the sole shareholder of Borrower.

         E. Guarantor has a financial interest in Borrower and will receive a material financial benefit if Lender makes the Loan to Borrower and Guarantor has agreed to
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execute and deliver this Agreement.  As used herein the term "LOAN PARTY" shall mean any one or more of Borrower, Guarantor, J-Hawk Corporation and any other person or entity which is a party to the Loan Documents, other than Bank.

         NOW, THEREFORE, FOR VALUE RECEIVED, in consideration of the foregoing Recitals, each of which are an integral part hereof, and this Agreement shall be construed in light thereof, and in consideration of Bank making the Loan to Borrower and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Guarantor agrees as follows:

         1.      Guaranty.

                 (a) Guarantor absolutely, unconditionally and irrevocably guarantees, as a principal obligor and not as a surety, to Bank: (i) the full and prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all debts, liabilities, and obligations for the payment of principal, interest, penalties, fees, charges and any other amounts due under the Note and all other Loan Documents, including but not limited to any amounts due from Borrower to Bank in connection with any indemnification by Borrower of Bank; (ii) the payment of all Enforcement Costs (as hereinafter defined); and (iii) the full, complete and punctual observance, performance and satisfaction of the obligations, duties and agreements of Borrower under the Note and all other Loan Documents (the "OBLIGATIONS"). All amounts due, debts, liabilities and payment obligations described in subsections (i), (ii) and (iii) of this Section 1 are referred to herein as the "INDEBTEDNESS".

                 (b) Guarantor agrees, on demand by Bank, to pay the Indebtedness and to perform all Obligations of Borrower regardless of any defense, right of set-off or claims which Borrower, Guarantor or any other party under the Loan Documents may have against Bank.

                 (c) THIS IS AN ABSOLUTE, IRREVOCABLE, PRESENT AND CONTINUING GUARANTY OF PAYMENT OF THE INDEBTEDNESS AND PERFORMANCE OF THE OBLIGATIONS AND NOT OF COLLECTION.

         2. Rights of Bank. Guarantor authorizes Bank at any time in its discretion (subject only to the consent of Borrower where the relevant Loan Document specifically provides for such consent) to alter any of the terms of the Indebtedness, to take and hold any security for the Indebtedness and to accept additional or substituted security, to subordinate, compromise or release any security, to release Borrower or any other party of its liability for all or any part of the Indebtedness, to release, substitute or add any one or more guarantors or endorsers, and to assign this Agreement in whole or in part. Any modifications, renewals and extensions of the Indebtedness may be made at any time by Bank, before or after any termination of this Agreement, and Guarantor shall be fully liable for any such modifications, renewals or extensions. Bank may take any of the foregoing actions upon any terms and conditions as it may elect, without giving notice to Guarantor or obtaining the consent of Guarantor and without affecting the liability of Guarantor to Bank.


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         3.      Independent Obligations.

                 (a) The obligations of Guarantor hereunder are independent of the obligations of Borrower and any other Loan Party and a separate action or actions may be brought or prosecuted against Guarantor, whether any action is brought against Borrower or any other Loan Party or whether Borrower or any other Loan Party is joined in any action or actions. In any action to enforce this Agreement, Bank, at its election, may proceed against Guarantor, with or without: (i) joining Borrower or any other Loan Party in any such action; (ii) commencing any action against or obtaining any judgment against Borrower or any other Loan Party; or (iii) commencing any proceeding to enforce the Note; provided however, nothing herein contained shall preclude Bank from suing on the Note or foreclosing any lien granted in any Loan Document or from exercising any other rights, remedies or power under any Loan Document, and if such foreclosure or other rights, powers or remedies are availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the Indebtedness and the Obligations. Bank shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of any payment hereunder or enforcement hereof. Nevertheless, in the event Bank elects to pursue its remedies under any one or more of the other Loan Documents and thereafter a deficiency exists, Guarantor hereby further promises and agrees to immediately pay to Bank the amount of such deficiency.

                 (b) Bank's rights under this Agreement will not be exhausted by any action or inaction by Bank until all of the Indebtedness has been indefeasibly paid in full. Any statute of limitations which is tolled as to Borrower by reason of any payment by Borrower or other circumstance shall operate to toll the statute of limitations as to Guarantor.

                 (c) The liability of Guarantor hereunder is not affected or impaired by any direction or application of payment by Borrower or by any other party, or by any other guarantee or undertaking of Guarantor or any other party as to the Indebtedness of Borrower, by any payment on, or in reduction of, any such other guarantee or undertaking, by the termination, revocation or release of any obligations hereunder or of any other guarantor, or by any payment made to Bank on the Indebtedness which Bank repays to Borrower or any other guarantor or other person or entity pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, or any other fact or circumstance which would excuse the obligation of a guarantor or surety, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding, fact or circumstance. This Agreement shall continue to be effective in accordance with its terms, or be reinstated, as the case may be, if at any time payment, or any part thereof, of or with respect to any of the Indebtedness is rescinded or must otherwise be restored or returned by Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any other payor thereof, or upon or as a result of the appointment of a receiver, intervenor or conservator

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of, or trustee or similar officer for, Borrower or any other payor thereof or any substantial part of its property, or otherwise, all as though such payments had not been made.

         4. Representations and Warranties. Guarantor represents, warrants and agrees (which representations, warranties and agreements shall survive Guarantor's execution of this Agreement) that this Agreement is in proper legal form under the laws of Guarantor's jurisdiction of incorporation and principal location for enforcement thereof against Guarantor.

         5. Waivers of Defenses. Guarantor waives, to the fullest extent permitted by law: (a) all statutes of limitation as to the Indebtedness, this Agreement or otherwise as a defense to any action brought against Guarantor by Bank; (b) any defense based upon any legal disability of Borrower or any discharge or limitation of the liability of Borrower to Bank, whether consensual or arising by operation of law or any bankruptcy, insolvency, or debtor-relief proceeding, or from any other cause; (c) presentment, demand, protest and notice of any kind; (d) any defense (other than the defense of indefeasible payment or indefeasible satisfaction) based upon or arising out of any defense which Borrower may have to the payment or performance of any part of the Indebtedness; (e) any defense based upon any disbursements by Bank to Borrower pursuant to any agreements or instruments governing or securing the Indebtedness whether same be deemed an additional advance or be deemed to be paid out of any special interest or other fund accounts, as constituting unauthorized payments hereunder or amounts not guaranteed by this Agreement;
(f) all rights to participate in any security held by Bank for the Indebtedness; (g) irregularity or unenforceability of any agreement or instrument representing or governing or securing the Indebtedness; (h) any request that Bank be diligent or prompt in making demands hereunder or under any agreement or instrument representing or governing or securing the Indebtedness; and (i) any other defense in law or equity (other than the defense that the indebtedness has been indefeasibly paid in full), until the Indebtedness has been indefeasibly paid in full.

         6. Borrower's Authority and Financial Condition. It is not necessary for Bank to inquire into the capacity or powers of Borrower or the officers, directors, partners or agents acting or purporting to act on Borrower's behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. Guarantor assumes full responsibility for keeping fully informed of the financial condition of Borrower and all other circumstances affecting Borrower's ability to perform its obligations to Bank, and agrees that Bank will have no duty to report to Guarantor any information which Bank either receives about Borrower's financial condition or any circumstances bearing on its ability to perform, and expressly waives any right to receive such information and any defense based upon failure to receive such information.

         7. Waiver of Subrogation. Irrespective of any payment by Guarantor to Bank pursuant to this Agreement, Guarantor will not be subrogated in place of and to the claims and demands of Bank nor will Guarantor have any right to participate in any security or lien now or hereafter held by or on behalf of Bank against Borrower or any other guarantor

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or any collateral which Bank now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law (including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights), until
(x) the Indebtedness has been indefeasibly paid in full and (y) final indefeasible payment and satisfaction of all claims and demands due to Bank hereunder. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Indebtedness shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, Bank and shall forthwith be paid to Bank to be credited and applied against the Indebtedness, whether matured or unmatured, in accordance with the terms of the Indebtedness. Guarantor acknowledges that it will receive direct and indirect benefits from the financial accommodations extended by Bank to Borrower and that the waiver set forth in this paragraph is knowingly made in contemplation of such benefits.

         8. Right of Setoff. In addition to all rights of setoff or lien against any moneys, securities or other property of Guarantor given to Bank by law, upon the occurrence of any default under any agreement or instrument governing any of the Indebtedness or under this Agreement, Bank is authorized at any time and from time to time, without notice to Guarantor or to any other person or entity, any such notice being hereby expressly waived, to setoff and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Bank to or for the credit or the account of Guarantor against and on account of the obligations of Guarantor under this Agreement, irrespective of whether or not Bank shall have made any demand hereunder or any demand for payment of any Indebtedness and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         9. Default. Bank may declare Guarantor in default under this Agreement, and may exercise all of its rights hereunder and demand payment of the aggregate outstanding principal amount of all Indebtedness, if Guarantor fails or neglects to perform, keep or observe any of its obligations under this Agreement or any other Loan Document to which Guarantor is a party and the same is not cured within thirty (30) days after Lender gives Borrower notice of such default or if Guarantor becomes the subject of any bankruptcy, insolvency, arrangement, reorganization, moratorium, or other debtor-relief proceeding under any law, whether now existing or hereafter enacted, or upon the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of any court or legal process affecting, the property of Guarantor.

         10. Costs and Expenses. In addition to the amounts guaranteed hereunder, Guarantor agrees to pay Bank's reasonable out-of-pocket costs and expenses, including but not limited to legal fees and disbursements, incurred in any effort to collect or enforce this Agreement or any other Loan Document, whether or not any lawsuit is filed. Until paid to Bank, such sums (and any other amounts payable under this Agreement that are not paid when due) will bear interest at the lesser of (i) the Highest Lawful Rate or (ii) the Default Rate.

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         11.     Delay; Cumulative Remedies.  No delay or failure by Bank to exercise any right or remedy against, or to require performance by, Borrower or Guarantor or any other party shall be construed as a waiver of that right, remedy or requirement, and all such powers of Bank shall remain in full force and effect, until specifically waived or released by an instrument in writing executed by Bank. All remedies of Bank against Borrower and Guarantor are cumulative.

         12. Subordination. Guarantor agrees that any and all indebtedness or claims it may have against Borrower, whether such claims are in connection with this Agreement, the Indebtedness, or are completely independent of this Agreement and the Indebtedness, will be subordinate to the claims of Bank under this Agreement, the Loan Documents and all Indebtedness guaranteed hereby, and that Guarantor will not assert any such claim against Borrower until all Indebtedness to Bank has been indefeasibly paid in full. Notwithstanding such subordination, and without affecting or impairing in any manner the liability of Guarantor under the other provisions of this Agreement, any Indebtedness of Borrower to Guarantor, if Bank so requests, shall be collected, enforced and received by Guarantor as trustee for Bank and paid over to Bank on account of the Indebtedness of Borrower to Bank.

         13.     Enforcement Costs:  If:

                 (i) this Agreement, the Note or any other Loan Document is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding;

                 (ii) an attorney is retained to represent Bank in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Agreement, the Note or any Loan Document; or

                 (iii) an attorney is retained to represent Bank in any other proceedings whatsoever in connection with a default by Guarantor under this Agreement, or by Borrower or any other Loan Party in connection with the Loan or any of the other Loan Documents,;

then Guarantor shall pay to Bank upon demand all reasonable attorneys' fees, costs and expenses, including without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, minutes of foreclosure and all other costs and expense incurred in connection therewith (all of which are referred to herein as "ENFORCEMENT COSTS"), in addition to all other amounts due hereunder. Any such amount not paid on demand shall bear interest at the lesser of (i) the Highest Lawful Rate and (ii) the Default Rate.

         14. Governing Law. THIS AGREEMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY BANK IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE


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CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.  TO THE EXTENT PERMITTED
BY APPLICABLE LAW GUARANTOR HEREBY (a) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (b) IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (c) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (d) AGREES NOT TO
INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST BANK OR ANY OF THEIR
RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION SHALL AFFECT OR
IMPAIR BANK'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR BANK'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR GUARANTOR'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         15. Service of Process. Guarantor hereby irrevocably appoints and designates CT Corporation System, Inc., 208 S. LaSalle Street, Chicago, IL 60604 as its true and lawful attorney-in-fact and duly authorized agent for service of legal process and agrees that service of such process upon such agent and attorney-in- fact shall constitute personal service of such process upon Guarantor.

         16. Representation by Counsel. Guarantor hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Agreement and the other Loan Documents; that it has read and fully understood the terms hereof; Guarantor and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Agreement, and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

         17. Release of Bank. Guarantor releases Bank from any and all causes of action or claims which Guarantor may now or hereafter have for any asserted loss or damage to Guarantor claimed to be caused by or arising from any act or omission to act on the part of Bank, its officers, agents or employees, except for Bank's willful misconduct, gross negligence or intentional breach of any Loan Document.

         18. Counterparts. This Agreement and the other Loan Documents may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original; all the counterparts for each such Loan Document shall together constitute one and the same agreement.

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         19.     Fax Execution.  For purposes of negotiating and finalizing this Agreement (including any subsequent amendments thereto), any signed document transmitted by facsimile machine ("FAX") shall be treated in all manner and respects as an original document. The signature of any party by FAX shall be considered for these purposes as an original signature. Any such FAX document shall be considered to have the same binding legal effect as an original document, provided that an original of the faxed document was mailed by first class U.S. Mail or personally delivered to the recipient, on the date of its transmission with proof of the fax transmission. At the request of either party, any FAX document subject to this Agreement shall be re-executed by both parties in an original form. The undersigned parties hereby agree that neither shall raise the use of the FAX or the fact that any signature or document was transmitted or communicated through the use of a FAX as a defense to the formation of this Agreement.

         20. No Third Party Beneficiaries. This Agreement is solely for the benefit of the Bank, Guarantor and their respective successors and assigns (except as otherwise expressly provided herein) and nothing contained herein shall be deemed to confer upon any Person other than Guarantor and its successors and assigns any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of the Bank are imposed solely and exclusively for the benefit of the Bank and its respective successors and assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Persons shall under any circumstances be deemed to be a beneficiary of such conditions.

         21. Severability. If any provision (in whole or in part) of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, then such provision shall be deemed modified, restricted, or reformulated to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified, restricted, or reformulated or as if such provision had not been originally incorporated herein or therein, as the case may be. The parties further agree to seek a lawful substitute for any provision found to be unlawful. If such modification, restriction or reformulation is not reasonably possible, the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected thereby and the provisions of this Agreement shall be severable in any such instance.

         22. Notices. Any and all notices given in connection with this Agreement shall be deemed adequately given only if in writing (which term, for all purposes of this Agreement and the other Loan Documents, shall include telecopy) and addressed to the party for whom such notices are intended at the address set forth below. All notices shall be sent by personal delivery, Federal Express or other over-night messenger service, first class registered or certified mail, postage prepaid, return receipt requested or by other means at least as fast and reliable as first class mail. A written notice shall be deemed to have been given to the recipient party on the earlier of (a) the date it shall be delivered to the address required by this Agreement; (b) the date delivery shall have been refused at the


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address required by this Agreement; or (c) with respect to notices sent by mail, the date as of which the postal service shall have indicated such notice to be undeliverable at the address required by this Agreement. Any and all notices referred to in this Agreement, or which either party desires to give to the other, shall be addressed as follows:

         IF TO GUARANTOR:                 FirstCity Financial Corporation
                                          6400 Imperial Drive
                                          P.O. Box 8216
                                          Waco, Texas  76714-8216
                                          Fax: 254/751-7648
                                          Attn: James C. Holmes



         WITH A COPY TO:                  Vander Woude & Istre, P.C.
                                          510 N. Valley Mills Drive
                                          Suite 308
                                          Waco, Texas  76710
                                          Attn:  Richard Vander Woude, Esq.
                                          Telecopy:  254-751-7725

         IF TO BANK:                      Bank of Scotland
                                          565 Fifth Avenue
                                          New York, New York 10017
                                          Attn:  Loans Administration
                                          Telecopy:  212-557-9460

         WITH A COPY TO:                  Sachnoff & Weaver, Ltd.
                                          Suite 2900
                                          30 South Wacker Drive
                                          Chicago, Illinois 60606
                                          Attn:  Frank Ballantine, Esq.
                                          Telecopy:  312-207-6400

                                   and to

                                          Bank of Scotland
                                          Chicago Representative Office
                                          181 West Madison Street
                                          Suite 3525
                                          Chicago, Illinois 60602
                                          Attn: James Halley
                                          Telecopy:  312-263-1143

The above addresses may be changed by notice of such change, mailed as provided herein, to the last address designated.

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         23.     Waiver/Modification.  No waiver of any provision of this
Agreement, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantor and Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement may not be modified, altered or amended except by an agreement in writing signed by Guarantor and Bank. Guarantor may not sell, assign or transfer this Agreement or any portion hereof, including, without limitation, Guarantor's rights, titles, interests, remedies, powers and/or duties hereunder or thereunder. Guarantor hereby consents to Bank's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement, or of any portion hereof or participation herein, including, without limitation, Bank's rights, titles, interests, remedies, powers and/or duties.

         24. Incorporation of Other Agreements. The provisions of the Other Agreements are incorporated in this Agreement by this reference thereto. Except as otherwise provided in this Agreement and except as otherwise provided in the Other Agreements by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Other Agreements or the other Loan Documents, Bank shall have the right to elect, in its reasonable discretion, which provision shall govern and control. Except to the extent provided to the contrary in this Agreement and in the other Loan Documents, no termination or cancellation (regardless of cause or procedure) of this Agreement or the other Loan Documents shall in any way affect or impair the powers, obligations, duties, rights and liabilities of Borrower or Bank in any way or respect relating to: (a) any transaction or event occurring prior to such termination or cancellation, and/or (b) any of the undertakings, agreements, covenants, warranties and representations of Borrower contained in this Agreement or the other Loan Documents. All such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation.

         25. Successors or Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Guarantor and Bank; without limiting the generality of the foregoing, it is understood and agreed that the obligations of Guarantor hereunder shall continue even if it should transfer or otherwise dispose of any of its direct equity or other interests in Borrower. The term "Borrower" will mean both the named Borrower and any other person or entity at any time assuming or otherwise becoming primarily liable on all or any part of the Indebtedness.

         26. Headings. The descriptive headings used in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

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         27.     Texas Language.

                 (a) THIS WRITTEN AGREEMENT (TOGETHER WITH THE OTHER LOAN DOCUMENTS) REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 (b) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.

         28. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY LAW, GUARANTOR AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. GUARANTOR HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN.

         29. Domicile of Loans. Bank may make, maintain or transfer any of its Loans under the Loan Documents to, or for the account of, any branch office, subsidiary or affiliate of Bank.

                                   * * * * *

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Guaranty Agreement as of the date first above written.

                                            FIRSTCITY FINANCIAL CORPORATION

                                            By  /s/  JAMES C. HOLMES
                                              ----------------------------
                                            Name:  James C. Holmes
                                            Title: Senior Vice President

                                            BANK OF SCOTLAND

                                            By  /s/ ANNIE CHIN TAT
                                              ----------------------------
                                            Name:  Annie Chin Tat
                                            Title: Vice President

AGREED TO:

J-HAWK INTERNATIONAL CORPORATION

By  /s/ JAMES C. HOLMES
  ----------------------------
Name:  James C. Holmes
Title: Senior Vice President


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